Exhibit 10.78
HERBALIFE LTD.
AMENDED AND RESTATED
INDEPENDENT DIRECTORS DEFERRED COMPENSATION AND STOCK UNIT PLAN
AMENDMENT
     Pursuant to Section 9 of the Herbalife Ltd. Amended and Restated Independent Directors Deferred Compensation and Stock Unit Plan (the “Independent Directors Plan”), the Independent Directors Plan is hereby amended as follows, effective as of January 27, 2009:
     1. Section 1 of the Independent Directors Plan is hereby amended by deleting the third sentence of the first paragraph thereof in its entirety and replacing it with the following:
“Prior to January 1, 2009, the Independent Directors Plan provided for the award of Stock Units under Section 9 of the Herbalife Ltd. 2005 Stock Incentive Plan (the “Plan”). From and after January 1, 2009, the Independent Directors Plan provides for the award of Stock Appreciation Rights under Section 8 of the Plan.”
     2. Section 1 of the Independent Directors Plan is hereby amended by deleting the second paragraph thereof in its entirety and replacing it with the following:
     “The purpose of the Plan is to facilitate equity ownership in the Company by its Independent Directors through the award of equity-based compensation awards under the Plan. “
     3. Section 2(c) of the Independent Directors Plan is hereby deleted in its entirety and replaced with the following:
     “(c) ‘Grant Date’ means a date on which Stock Units or Stock Appreciation Rights are granted pursuant this Independent Directors Plan.”
     4. Section 4 of the Independent Directors Plan is hereby deleted in its entirety and replaced with the following:
     “4. Eligibility and Participation.
     All Independent Directors shall be eligible to participate in this Independent Directors Plan and receive awards of Stock Units or Stock Appreciation Rights, as applicable, hereunder from time to time.”
     5. Section 5 of the Independent Directors Plan is hereby amended to add the following new subsection (g) to the end thereof:
     “(g) Notwithstanding anything herein to the contrary, no Stock Units shall be awarded under this Independent Directors Plan on or after January 1, 2009.”

     6. The Independent Directors Plan is hereby amended to add the following new Section 5A immediately following the existing Section 5 thereof:
     “5A. Stock Appreciation Right Awards.
     (a) 2009 Plan Year Grant. On February 27, 2009, the Committee shall grant to each Independent Director, pursuant to Section 8 of the Plan, a number of Stock Appreciation Rights equal to the quotient of One Hundred Thousand Dollars ($100,000) divided by the “fair value” (as determined by the Company in accordance with Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment or such revised standard as then applicable (“FAS 123R”)) of one Stock Appreciation Right on such date, rounded to the nearest whole number.
     (b) Grants Upon Initial Election to Board. Unless otherwise determined by the Committee, with respect to each Independent Director who commences service on the Board after February 27, 2009, upon such Independent Director’s commencement of service as a member of the Board the Committee shall grant to such Independent Director, pursuant to Section 8 of the Plan, a number of Stock Appreciation Rights equal to (i) the quotient of One Hundred Thousand Dollars ($100,000) divided by the “fair value” (as determined by the Company in accordance with FAS 123R) of one Stock Appreciation Right on such date, rounded to the nearest whole number, multiplied by (ii) a fraction, the numerator of which equals (A) 365 minus (B) the number of days during the year that have elapsed from February 27 through such date and the denominator of which equals 365.
     (c) Annual Grants. Unless otherwise determined by the Committee, on February 27 of each twelve month period beginning with and after February 27, 2009 (or the business day, if different, whereupon annual equity awards are made to Company employees), the Committee shall grant, pursuant to Section 8 of the Plan, to each Independent Director who is serving as a member of the Board as of such date, a number of Stock Appreciation Rights equal to the quotient of One Hundred Thousand Dollars ($100,000) divided by the “fair value” (as determined by the Company in accordance with FAS 123R) of one Stock Appreciation Right on such date, rounded to the nearest whole number.
     (d) Base Price. The Base Price for each award of Stock Appreciation Rights shall be the closing price of the Common Shares on the date of grant.
     (e) Award Agreement. Each award of Stock Appreciation Rights shall be evidenced by an award agreement entered into between the Company and the applicable Independent Director and shall be subject to all of the terms and conditions set forth herein and in the Plan.
     (f) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Right awards made pursuant to this Section 5A shall be subject to the following terms and conditions:
          (i) Each Stock Appreciation Right shall represent the right to receive, upon exercise of the Stock Appreciation Right, a payment, paid in Common Shares, equal to (i) the excess of the Fair Market Value, on the date of exercise, of one Common Share (as adjusted pursuant to Section 12 of the Plan) over the Base Price of the Stock Appreciation Right, divided by (ii) the Fair Market Value, on the date of exercise, of one Common Share.
          (iii) Unless determined otherwise by the Committee at the time of grant and set forth in an award agreement, subject to the applicable Independent Director’s continuous service as a member of the Board, awards of Stock Appreciation Rights pursuant to Section 5A(a) or Section 5A(c) shall become vested with respect to twenty-five percent (25%) of the number of Stock Appreciation Rights subject to the award on each of May 27, August 27 and November 27 of the calendar year in which the award is granted and February 27 of the calendar year following the year in which the award is granted (each such date is referred to herein as a “Vesting Date”); provided, however, that no Stock Appreciation Right, whether vested or unvested, may be exercised prior to the date specified in Section 5A(g) of this Independent Directors Plan.
          (iv) Unless determined otherwise by the Committee at the time of grant and set forth in an award agreement, subject to the applicable Independent Director’s continuous service as a member of the Board, awards of Stock Appreciation Rights pursuant to Section 5A(b) shall become vested in equal installments on each of the Vesting Dates that occur after the Grant Date and on or prior to the next following February 27th; provided, however, that no Stock Appreciation Right, whether vested or unvested, may be exercised prior to the date specified in Section 5A(g) of this Independent Directors Plan.
          (v) In the event that an Independent Director ceases to serve as a member of the Board for any reason, all Stock Appreciation Rights held by such Independent Director at the time of such cessation that have not yet become vested shall be immediately forfeited; provided, however, that in the event of the Independent Director’s disability (as such term if defined in Section 22(e) of the Code) or death, the Committee may, in its sole discretion, accelerate the vesting of any unvested Stock Appreciation Rights then held by such Independent Director.
          (vi) Notwithstanding anything herein to the contrary, in the event of a Change of Control all unvested Stock Appreciation Rights shall be deemed fully vested and exercisable immediately prior to the consummation of the Change of Control.
     (g) Exercisability of Stock Appreciation Right Awards.
          (i) Subject to the applicable Independent Director’s continuous service as a member of the Board, Stock Appreciation Rights granted under this Section 5A that become vested pursuant to this Section 5A hereof shall be exercisable by the Independent Director on and after the second anniversary of the final Vesting Date of the award pursuant to this Section 5A and shall remain exercisable until the seventh (7th) anniversary of the Grant Date.

          (ii) In the event that an Independent Director ceases to serve as a member of the Board for any reason prior to the second anniversary of the final Vesting Date of an award of Stock Appreciation Rights pursuant to this Section 5A, Stock Appreciation Rights previously granted that vested on or prior to such cessation of service shall be exercisable by the Independent Director on and after the date of such cessation of service and shall remain exercisable until the seventh (7th) anniversary of the Grant Date.”
     7. Section 6(a)(i) of the Independent Directors Plan is hereby amended to add the following sentence to the end thereof:
     “Notwithstanding anything herein to the contrary, no deferrals shall be made pursuant to this Independent Directors Plan from and after January 1, 2009.”
     8. Section 6(b) of the Independent Directors Plan is hereby amended to add the following new subsection (ix) to the end thereof:
     “(ix) Section 457A. Notwithstanding anything herein to the contrary, to the extent necessary for this Independent Directors Plan to comply with Section 457A of the Code, all amounts deferred pursuant to this Independent Directors Plan and not distributed in accordance with the terms hereof before December 31, 2017 shall be distributed in lump sum to the applicable Participant on December 31, 2017.”
     Except as modified by this Amendment, the Independent Directors Plan shall remain unchanged and shall remain in full force and effect.

4